Exhibit 10.1
BOOKHAM, INC.
2004 STOCK INCENTIVE PLAN
1. Purpose
     The purpose of this 2004 Stock Incentive Plan (the “Plan”) of Bookham, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Bookham, Inc’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which Bookham, Inc. has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).
2. Eligibility
     All of the Company’s employees, officers, directors, consultants and advisors are eligible to receive options, stock appreciation rights, restricted stock and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.
3. Administration and Delegation
     (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.
     (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.
     (c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).
4. Stock Available for Awards
     (a) Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan for up to 4,000,000 shares of common stock, $.01 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
     (b) Sub-limits. Subject to adjustment under Section 10, the following sub-limits on the number of shares subject to Awards shall apply:
(1) Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,000,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be one-half of the number of shares of Common Stock covered by this Plan.
5. Stock Options
     (a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.
     (b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Bookham, Inc., any of Bookham, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 11(f), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.
     (c) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value (as defined below) at the time that the Option is granted.
     (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years.
     (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

     (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1) in cash or by check, payable to the order of the Company;
(2) except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(4) to the extent permitted by applicable law and by the Board, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or
(5) by any combination of the above permitted forms of payment.
     (g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.
6. Director Options
     (a) Annual Grant. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each member of the Board of Directors of the Company who is both serving as a director of the Company immediately prior to and immediately following such annual meeting and who is not then an employee of the Company or any of its subsidiaries, a Nonstatutory Stock Option to purchase 5,000 shares of Common Stock (subject to adjustment under Section 10).
     (b) Terms of Director Options. Options granted under this Section 6 shall (i) have an exercise price equal to the closing sale price (for the primary trading session) of the Common

Stock on The Nasdaq Stock Market or the national securities exchange on which the Common Stock is then traded on the trading date immediately prior to the date of grant (and if the Common Stock is not then traded on The Nasdaq Stock Market or a national securities exchange, the fair market value of the Common Stock on such date as determined by the Board), (ii) be immediately exercisable at the time of grant, (iii) expire on the earlier of 10 years from the date of grant or one year following cessation of service on the Board and (iv) contain such other terms and conditions as the Board shall determine.
     (c) Board Discretion. Notwithstanding anything herein to the contrary, the Board retains the specific authority to from time to time (i) increase or decrease the number of shares subject to options granted under Section 6(a), (ii) to make additional grants of Nonstatutory Stock Options to members of the Board who are not employees of the Company or any subsidiary of the Company; and (iii) provide conditions or limitations (such as vesting limitations) applicable to the exercise of options granted under this Section 6.
7. Stock Appreciation Rights
     (a) General. A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.
     (b) Grants. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.
(1) Tandem Award. When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

(2) Independent SARs. A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.
     (c) Exercise. Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.
8. Restricted Stock
     (a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).
     (b) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.
     (c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.
     (d) Deferred Delivery of Shares. The Board may, at the time any Restricted Stock Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place. The Board may also permit an exchange of unvested shares of Common Stock that have already been delivered to a Participant for an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify.

9. Other Stock-Based Awards.
     Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of the Common Stock.
10. Adjustments for Changes in Common Stock and Certain Other Events.
     (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option and each Option issuable under Section 6, (iv) the share- and per-share related provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.
     (b) Reorganization Events.
(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.
(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.
          For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
          To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.
(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.
11. General Provisions Applicable to Awards
     (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
     (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
     (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
     (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.
     (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant. Except as the Board may otherwise provide in an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.
     (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
     (h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.
12. Miscellaneous
     (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
     (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
     (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award may be granted unless and until the Plan has been approved by the Company’s stockholders. No Awards shall be granted under the Plan after the completion of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.
     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.
     (e) Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefits or other matters.
     (f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

BOOKHAM, INC.
Amendment No. 1 to
2004 Stock Incentive Plan
     The 2004 Stock Incentive Plan of Bookham, Inc., pursuant to Section 12(d) thereof, is hereby amended as follows:
     Section 4(a) is hereby amended by deleting the first sentence thereof and inserting the following new first sentence to read in its entirety as follows:
     “Subject to adjustment under Section 10, Awards may be made under the Plan for up to 9,000,000 shares of common stock, $.01 par value per share, of the Company (the “Common Stock”).”
     Section 4(b)(2) is hereby amended by deleting such section and inserting the following new section to read in its entirety as follows:
   “(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 7,000,000.”
     Approved by the Board of Directors on September 8, 2005.
     Approved by the Stockholders on October 26, 2005.

BOOKHAM, INC.
Incentive Stock Option Agreement
Granted Under 2004 Stock Incentive Plan
1. Grant of Option.
     This agreement evidences the grant by Bookham, Inc., a Delaware corporation (the “Company”), on [            ], 20[ ] (the “Grant Date”) to [            ], an employee of [insert name of entity which employs the employee] (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2004 Stock Incentive Plan (the “Plan”), a total of [            ] shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $[ ] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Pacific time, on [      ], 20[ ] (the “Final Exercise Date”).
     It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.
2. Vesting Schedule.
     (a) This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 6.25% of the original number of Shares at the end of each successive three-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date.
     (b) The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.
3. Exercise of Option.
     (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

     (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company, as defined in Section 424(e) or (f) of the Code, and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest (an “Eligible Participant”).
     (c) Termination of Relationship with the Company.
(1) If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.
(2) The Plan and this option shall not form any part of any contract for services or contract of employment between the Company or any past or present subsidiary and neither the Plan nor this agreement shall confer any legal or equitable rights (other than those constituting this option) on the Participant against the Company or any past or present subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any past or present subsidiary;
(3) In no circumstances shall the Participant on ceasing to hold the consultancy, office or employment by virtue of which he is or may be eligible to participate in the Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan or this option which he might otherwise have enjoyed (including, without limitation, the lapse of this options or part thereof by reason of his ceasing to hold a consultancy position, office or ceasing to be employed by the Company or any past or present subsidiary) whether such compensation is claimed by way of damages for wrongful dismissal or other lawful or unlawful breach of contract or by way of compensation for loss of office or otherwise.
     (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

     (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for Cause, the right to exercise this option shall terminate immediately upon the effective date of such discharge. For the purpose of this “cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which materially and adversely affects the business reputation of the Company. The Participant shall be considered to have been discharged for “cause” if the Company determines in good faith, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.
     (f) National Insurance. As a condition of exercising this option, the Participant agrees to complete a joint election (in such form as the Company shall determine) with the Company or any subsidiary of the Company (as is nominated for this purpose by the Company) for the whole of any secondary class 1 national insurance contributions which is payable in respect of that part of the Participant’s relevant employment income which relates to the holding, exercise, cancellation or release of this option or the holding or sale of Shares in either case as permitted by paragraph 3A of Schedule 1 to the Social Security and Benefits Act of 1992, as amended. [UK EMPLOYEES ONLY]
     (g) Restricted Shares Election. As a condition of exercising this option, the Participant agrees to complete an election under Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 for the full disapplication of Chapter 2 of Part 7 of such Act in relation to all of the Shares. [UK EMPLOYEES ONLY]
4. Tax Matters.
     (a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any [income tax, national insurance contributions — FOR UK EMPLOYEES ONLY] federal, state or local withholding taxes agreed to be or required by law to be withheld in respect of this option.
     (b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.
5. Nontransferability of Option.
     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6. Data Protection.
     The Participant agrees to the receipt, holding, and processing of information in connection with the grant, vesting, exercise, taxation and general administration of the Plan and this option by the Company or any subsidiary of the Company and any of their advisers or agents and to the transmission of such information outside of the European Economic Area for this purpose. [FOR UK EMPLOYEES ONLY]
7. Provisions of the Plan.
     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.
     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

BOOKHAM, INC.

Dated:	By:

Name:

Title:

PARTICIPANT’S ACCEPTANCE
     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2004 Stock Incentive Plan.

PARTICIPANT:

Address:

BOOKHAM, INC.
Incentive Stock Option Agreement
Granted Under 2004 Stock Incentive Plan
8. Grant of Option.
     This agreement evidences the grant by Bookham, Inc., a Delaware corporation (the “Company”), on [          ], 20[ ] (the “Grant Date”) to [                    ], an employee of [insert name of entity which employs the exec. officer] (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2004 Stock Incentive Plan (the “Plan”), a total of [                    ] shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $[ ] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Pacific time, on [      ], 20[ ] (the “Final Exercise Date”).
     It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.
9. Vesting Schedule.
     (a) This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 6.25% of the original number of Shares at the end of each successive three-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date.
     (b) The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.
     (c) Acceleration Upon a Change in Control Event
          (1) Definitions
(a)	A “Change in Control Event” shall mean:
(i)	the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities

Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) more than 50% of either (x) the then-outstanding shares of common stock of the Company (the “Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or
(ii)	such time as the Continuing Directors (as defined below) do not constitute a majority of the Board of Directors of the Company (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board of Directors of the Company (x) who was a member of such Board as of September 22, 2004 or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to such Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than such Board; or
(iii)	the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, more than 50% of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).
(b)	“Good Reason” shall mean any significant diminution in the Participant’s title, authority, or responsibilities from and after the Change in Control Event, any reduction in the annual cash compensation payable to the Participant from and after such Change in Control Event or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Change in Control Event.
(c)	“Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which materially and adversely affects the business reputation of the Company. The Participant shall be considered to have been discharged for “Cause” if the Company determines in good faith, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.
          (2) Acceleration of Vesting Schedule. Upon the occurrence of a Change in Control Event, the Option shall become immediately exercisable in full if, on or prior to the one-year anniversary of the date of the Change in Control Event, the Participant’s employment with the Company is terminated for Good Reason by the Participant or is terminated without Cause by the Company.
10. Exercise of Option.
     (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.
     (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company, as defined in Section 424(e) or (f) of the Code, and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest (an “Eligible Participant”).
     (c) Termination of Relationship with the Company.
(1) If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d), (e) and (f) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.
(2) The Plan and this option shall not form any part of any contract for services or contract of employment between the Company or any past or present subsidiary and neither the Plan nor this agreement shall confer any legal or equitable rights (other than those constituting this option) on the Participant against the Company or any past or present subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any past or present subsidiary;
(3) In no circumstances shall the Participant on ceasing to hold the consultancy, office or employment by virtue of which he is or may be eligible to participate in the Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan or this option which he might otherwise have enjoyed (including, without limitation, the lapse of this options or part thereof by reason of his ceasing to hold a consultancy position, office or ceasing to be employed by the Company or any past or present subsidiary) whether such compensation is claimed by way of damages for wrongful dismissal or other lawful or unlawful breach of contract or by way of compensation for loss of office or otherwise.
     (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for Cause, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.
     (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for Cause, the right to exercise this option shall terminate immediately upon the effective date of such discharge.
     (f) Exercise Period Upon a Change of Control. If the Participant, prior to the Final Exercise Date, is discharged by the Company, other than for Cause, on or after a Change in Control, the Participant shall have the right to exercise this option up to and including the date which is the later of (i) that date otherwise provided in this Section 3 or (ii) 18 months following the Change in Control (but in no event after the Final Exercise Date).
     (g) National Insurance. As a condition of exercising this option, the Participant agrees to complete a joint election (in such form as the Company shall determine) with the Company or any subsidiary of the Company (as is nominated for this purpose by the Company) for the whole of any secondary class 1 national insurance contributions which is payable in respect of that part of the Participant’s relevant employment income which relates to the holding, exercise, cancellation or release of this option or the holding or sale of Shares in either case as permitted by paragraph 3A of Schedule 1 to the Social Security and Benefits Act of 1992, as amended. [UK EMPLOYEES ONLY]
     (h) Restricted Shares Election. As a condition of exercising this option, the Participant agrees to complete an election under Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 for the full disapplication of Chapter 2 of Part 7 of such Act in relation to all of the Shares. [UK EMPLOYEES ONLY]
11. Tax Matters.
     (a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any [income tax, national insurance contributions – FOR UK EMPLOYEES ONLY] federal, state or local withholding taxes agreed to be or required by law to be withheld in respect of this option.
     (b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.
12. Nontransferability of Option.
     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.
13. Data Protection.
     The Participant agrees to the receipt, holding, and processing of information in connection with the grant, vesting, exercise, taxation and general administration of the Plan and this option by the Company or any subsidiary of the Company and any of their advisers or agents and to the transmission of such information outside of the European Economic Area for this purpose. [FOR UK EMPLOYEES ONLY]
14. Provisions of the Plan.
     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

BOOKHAM, INC.

Dated:	By:

Name:
Title:

PARTICIPANT’S ACCEPTANCE
     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2004 Stock Incentive Plan.

PARTICIPANT:

Address:

BOOKHAM, INC.
Incentive Stock Option Agreement
Granted Under 2004 Stock Incentive Plan
1. Grant of Option.
     This agreement evidences the grant by Bookham, Inc., a Delaware corporation (the “Company”), on [     ], 20[ ] (the “Grant Date”) to[                     ], an employee of [insert name of entity which employs the exec. officer] (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2004 Stock Incentive Plan (the “Plan”), a total of[                     ] shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $[ ] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Pacific time, on [     ], 20[ ] (the “Final Exercise Date”).
     It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.
2. Vesting Schedule.
     (a) This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 6.25% of the original number of Shares at the end of each successive three-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date.
     (b) The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.
     (c) Acceleration Upon a Change in Control Event
          (1) Definitions
(a)	A “Change in Control Event” shall mean:
(i)	the sale of all or substantially all of the assets of the Company;

(ii)	a merger, consolidation, reorganization, recapitalization or share exchange involving the Company with any corporation where, as a result of the transaction, the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity including the holding company of such entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity immediately after such transaction;

(iii)	the sale, transfer or disposition of any then outstanding shares of the Company’s stock where, as a result of such sale, transfer or disposition, the existing shareholders do not continue to hold as a group stock representing more than fifty percent (50%) of the Company’s total voting securities, either directly, or indirectly; or

(iv)	any change in the composition of the Board of Directors of the Company such that the Continuing Directors (as defined below) cease to constitute a majority of the Board. “Continuing Directors” shall mean those directors appointed to the Board who (a) are members of the Board of Directors on the date hereof or (b) are nominated or elected subsequent to the date hereof by at least a majority of the directors who were Continuing Directors at the time of any such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided that a director shall not be a Continuing Director where the director’s initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board.
(b)	“Good Reason” shall mean any significant diminution in the Participant’s title, authority, or responsibilities from and after the Change in Control Event, any reduction in the annual cash compensation payable to the Participant from and after such Change in Control Event or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Change in Control Event.
(c)	“Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which materially and adversely affects the business reputation of the Company. The Participant shall be considered to have been discharged for “Cause” if the Company determines in good faith, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.
          (2) Acceleration of Vesting Schedule. Upon the occurrence of a Change in Control Event, the Option shall become immediately exercisable in full if, on or prior to the one-year anniversary of the date of the Change in Control Event, the Participant’s employment with the Company is terminated for Good Reason by the Participant or is terminated without Cause by the Company.
3. Exercise of Option.
     (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.
     (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company, as defined in Section 424(e) or (f) of the Code, and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest (an “Eligible Participant”).
     (c) Termination of Relationship with the Company.
(1) If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d), (e) and (f) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.
(2) The Plan and this option shall not form any part of any contract for services or contract of employment between the Company or any past or present subsidiary and neither the Plan nor this agreement shall confer any legal or equitable rights (other than those constituting this option) on the Participant against the Company or any past or present subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any past or present subsidiary;
(3) In no circumstances shall the Participant on ceasing to hold the consultancy, office or employment by virtue of which he is or may be eligible to participate in the Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan or this option which he might otherwise have enjoyed (including, without limitation, the lapse of this options or part thereof by reason of his ceasing to hold a consultancy position, office or ceasing to be employed by the Company or any past or present subsidiary) whether such compensation is claimed by way of damages for wrongful dismissal or other lawful or unlawful breach of contract or by way of compensation for loss of office or otherwise.
     (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for Cause, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.
     (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for Cause, the right to exercise this option shall terminate immediately upon the effective date of such discharge.
     (f) Exercise Period Upon a Change of Control. If the Participant, prior to the Final Exercise Date, is discharged by the Company, other than for Cause, on or after a Change in Control, the Participant shall have the right to exercise this option up to and including the date which is the later of (i) that date otherwise provided in this Section 3 or (ii) 18 months following the Change in Control (but in no event after the Final Exercise Date).
     (g) National Insurance. As a condition of exercising this option, the Participant agrees to complete a joint election (in such form as the Company shall determine) with the Company or any subsidiary of the Company (as is nominated for this purpose by the Company) for the whole of any secondary class 1 national insurance contributions which is payable in respect of that part of the Participant’s relevant employment income which relates to the holding, exercise, cancellation or release of this option or the holding or sale of Shares in either case as permitted by paragraph 3A of Schedule 1 to the Social Security and Benefits Act of 1992, as amended. [UK EMPLOYEES ONLY]
     (h) Restricted Shares Election. As a condition of exercising this option, the Participant agrees to complete an election under Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 for the full disapplication of Chapter 2 of Part 7 of such Act in relation to all of the Shares. [UK EMPLOYEES ONLY]
4. Tax Matters.
     (a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any [income tax, national insurance contributions – FOR UK EMPLOYEES ONLY] federal, state or local withholding taxes agreed to be or required by law to be withheld in respect of this option.
     (b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.
5. Nontransferability of Option.
     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.
6. Data Protection.
     The Participant agrees to the receipt, holding, and processing of information in connection with the grant, vesting, exercise, taxation and general administration of the Plan and this option by the Company or any subsidiary of the Company and any of their advisers or agents and to the transmission of such information outside of the European Economic Area for this purpose. [FOR UK EMPLOYEES ONLY]
7. Provisions of the Plan.
     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

BOOKHAM, INC.

Dated:	By:

Name:
Title:

PARTICIPANT’S ACCEPTANCE
     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2004 Stock Incentive Plan.

PARTICIPANT:

Address:

BOOKHAM, INC.
Nonstatutory Stock Option Agreement
Granted Under 2004 Stock Incentive Plan
1. Grant of Option.
     This agreement evidences the grant by Bookham, Inc., a Delaware corporation (the “Company”), on                     , 200[      ] (the “Grant Date”) to [                    ], an [employee], [consultant], [director] of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2004 Stock Incentive Plan (the “Plan”), a total of [                    ] shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $[                    ] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [                    ] (the “Final Exercise Date”).
     It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.
2. Vesting Schedule.
     This option will become exercisable (“vest”) as to                     % of the original number of Shares on the [first] anniversary of the Grant Date and as to an additional                      % of the original number of Shares at the end of each successive [three-month] period following the first anniversary of the Grant Date until the [fourth] anniversary of the Grant Date.
     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.
3. Exercise of Option.
     (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.
     (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an [employee or officer of], or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).
     (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate [three] months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.
     (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of [one year] following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.
     (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.
4. Withholding.
     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5. Nontransferability of Option.
     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.
6. Provisions of the Plan.
     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.
     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

BOOKHAM, INC.

Dated:	By:

Name:

Title:

PARTICIPANT’S ACCEPTANCE
     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2004 Stock Incentive Plan.

PARTICIPANT:

Address:

Bookham, Inc.
Restricted Stock Agreement
Granted Under 2004 Stock Incentive Plan
     AGREEMENT made [                    ], 20[                    ], between Bookham, Inc., a Delaware corporation (the “Company”), and [                    ] (the “Participant”).
     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:
1. Issuance of Shares. In consideration of services rendered to the Company by the Participant, the Company shall issue to the Participant, subject to the terms and conditions set forth in this Agreement and in the Company’s 2004 Stock Incentive Plan (the “Plan”), [                    shares (the “Shares”) of common stock, $0.01 par value, of the Company (“Common Stock”). The Participant agrees that the Shares shall be subject to the forfeiture provisions set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.
2. Vesting. [One-half] of the Shares shall vest in accordance with the provisions of Section 2(a) of this Agreement, [one quarter] of the Shares shall vest in accordance with the provisions of Section 2(b) of this Agreement and [one quarter] of the Shares shall vest in accordance with the provisions of Section 2(c) of this Agreement. Notwithstanding anything herein to the contrary, if the Shares do not vest on or before the occurrence of one or more of the events set forth in this Section 2 or as otherwise provided in any other agreement with the Company or any parent or subsidiary of the Company, the Shares shall automatically be forfeited to the Company.
     (a) In the event that the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[                    ], any Unvested Shares (as defined below) shall be automatically forfeited to the Company.
     “Unvested Shares” means [one-half] of the total number of Shares multiplied by the Applicable Percentage at the time such Shares are forfeited. The “Applicable Percentage” shall be [(i) 100% during the period ending [                    ], 20[                    ], (ii) 75% less 2.083% for each month of employment completed by the Participant with the Company from and after [                    ], 20[                    ], and (iii) zero on or after [                    ], 20[                    ]].
     (b) [One-quarter of the Shares shall vest immediately if prior to [                    ], 20[                    ] the Compensation Committee of the Board of Directors of the Company determines that, after the date hereof the Company generated earnings (as such amount is reported on the Company’s consolidated statement of operations) before interest, taxes, depreciation and amortization (excluding restructuring charges, one-time items and the non-cash compensation expense from stock compensation) that are cumulatively greater than zero for two successive quarters; provided, however, the Participant must be continuously employed by the Company from the date hereof up to and including the date of such determination. In the event that the Compensation Committee of the Board of Directors of the Company does not make the determination prior to [                    ], 20[                    ] that the Company has generated the earnings contemplated by this Section 2(b) or the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[                    ], such Shares shall be automatically forfeited to the Company.]
     (c) [One-quarter of the Shares shall vest immediately if prior to [                    ], 20[                    ] the Compensation Committee of the Board of Directors of the Company determines that, after the date hereof the Company generated earnings (as such amount is reported on the Company’s consolidated statement of operations) before interest, taxes, depreciation and amortization (excluding restructuring charges, one-time items and the non-cash compensation expense from stock compensation) that are cumulatively greater than eight percent (8%) of revenues for two successive quarters after the date hereof; provided, however, the Participant must be continuously employed by the Company from the date hereof up to and including the date of such determination. In the event that the Compensation Committee of the Board of Directors of the Company does not make the determination prior to [                    ], 20[                    ] that the Company has generated the earnings contemplated by this Section 2(c) or the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[                    ], such Shares shall be automatically forfeited to the Company.]
     (d) In the event that the Participant’s employment with the Company is terminated by reason of the Participant’s death or disability prior to any of the Shares vesting in accordance with the provisions of Sections 2(a), (b) and (c), all of the unvested Shares shall be forfeited immediately and automatically. For this purpose, “disability” shall mean the inability of the Participant, due to a medical reason, to carry out his duties as an employee of the Company for a period of six consecutive months.
     (e) Notwithstanding anything herein to the contrary, upon the consummation of a Change in Control of the Company (as defined in Exhibit A), all of the Shares subject to vesting in accordance with Section 2(a) shall accelerate and vest in full and the performance conditions contained in Sections 2(b) and 2(c) shall be deemed to be satisfied.
     (f) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company, or any successor to the Company.
3. Automatic Sale Upon Vesting.
     (a) Upon any vesting of Shares pursuant to Section 2 hereof, the Company shall sell, or arrange for the sale of, such number of the Shares no longer subject to forfeiture under Section 2 as is sufficient to generate net proceeds sufficient to satisfy the Company’s minimum statutory withholding obligations with respect to the income recognized by the Participant upon the lapse of the forfeiture provisions (based on minimum statutory withholding rates for all tax purposes, including payroll and social security taxes, that are applicable to such income), and the Company shall retain such net proceeds in satisfaction of such tax withholding obligations.

     (b) The Participant hereby appoints the General Counsel his attorney in fact to sell the Participant’s Shares in accordance with this Section 3. The Participant agrees to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the Shares pursuant to this Section 3.
     (c) The Participant represents to the Company that, as of the date hereof, he is not aware of any material nonpublic information about the Company or the Common Stock. The Participant and the Company have structured this Agreement to constitute a “binding contract” relating to the sale of Common Stock pursuant to this Section 3, consistent with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934 under Rule 10b5-1(c) promulgated under such Act.
4. Restrictions on Transfer.
     (a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, until such Shares have vested, except that the Participant may transfer such Shares (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4 and the forfeiture provisions contained in Section 2) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan and except as otherwise provided herein, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.
     (a) The Company shall not be required (i) to transfer on its books any of the Shares which have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom such Shares have been transferred in violation of any of the provisions of this Agreement.
5. Escrow. The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit B. The Joint Escrow Instructions shall be delivered to the Assistant Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit C, and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

6. Restrictive Legends.
     All Shares subject to this Agreement shall be subject to the following restriction, in addition to any other restrictions that may be required under federal or state securities laws:
“The shares of stock represented by this certificate are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”
7. Provisions of the Plan.
     This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.
8. Withholding Taxes; Section 83(b) Election.
     (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, local or other taxes of any kind required by law to be withheld with respect to the issuance of the Shares to the Participant or the lapse of the forfeiture provisions.
     (b) The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and other tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
          THE PARTICIPANT AGREES NOT TO FILE AN ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE WITH RESPECT TO THE ISSUANCE OF THE SHARES.
9. Miscellaneous.
     (a) No Rights to Employment. The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by satisfaction of the performance conditions and continuing service as an employee at the will of the Company (not through the act of being hired or being granted the Shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee for the vesting period, for any period, or at all.

     (b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
     (c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.
     (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.
     (e) Notice. Each notice relating to this Agreement shall be in writing and delivered in person or by first class mail, postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its office at 2584 Junction Avenue, San Jose, CA 95134 (Attention: Company Secretary). Each notice to the Participant shall be addressed to the Participant at the Participant’s last known address.
     (f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
     (g) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.
     (h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.
     (i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.
     (j) Interpretation. The interpretation and construction of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan by the Compensation Committee of the Board of Directors of the Company shall be final and conclusive.
     (k) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of

Wilmer Cutler Pickering Hale and Dorr LLP is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.
     (l) Delivery of Certificates. Subject to Section 3, the Participant may request that the Company deliver the Shares in certificated form with respect to any Shares that have ceased to be subject to forfeiture pursuant to Section 2.
     (m) No Deferral. Notwithstanding anything herein to the contrary, neither the Company nor the Participant may defer the delivery of the Shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BOOKHAM, INC.

By:

Name:
Title:

[Participant Name]

Address:

EXHIBIT A
     As used herein, “Change in Control” shall mean:
     (i) the sale of all or substantially all of the assets of the Company;
     (ii) a merger, consolidation, reorganization, recapitalization or share exchange involving the Company with any corporation where, as a result of the transaction, the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity including the holding company of such entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity immediately after such transaction;
     (iii) the sale, transfer or disposition of any then outstanding shares of the Company’s stock where, as a result of such sale, transfer or disposition, the existing shareholders do not continue to hold as a group stock representing more than fifty percent (50%) of the Company’s total voting securities, either directly, or indirectly; or
     (iv) any change in the composition of the Board of Directors of the Company such that the Continuing Directors (as defined below) cease to constitute a majority of the Board. “Continuing Directors” shall mean those directors appointed to the Board who (a) are members of the Board of Directors on the date hereof or (b) are nominated or elected subsequent to the date hereof by at least a majority of the directors who were Continuing Directors at the time of any such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided that a director shall not be a Continuing Director where the director’s initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board.

EXHIBIT B
Bookham, Inc.
Joint Escrow Instructions
[                    ], 20[                    ]
[                    ]
Bookham, Inc.
2584 Junction Avenue
San Jose, CA 95134
Dear [                    ]:
     As Escrow Agent for Bookham, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the “Company”), and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:
(a) Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.
(b) Forfeiture of Shares. Upon any forfeiture of Shares to the Company pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company.
(c) Sale of Shares upon Vesting. Upon vesting of any Shares pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of such number of vested Shares as may be required to be sold to satisfy the Company’s minimum statutory withholding obligations as further described in Section 3(a) of the Agreement, (ii) to fill in on such form or forms the number of Shares being sold, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be sold, to the Company.

(d) Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares which have vested pursuant to the terms of the Agreement.
(e) Duties of Escrow Agent.
(i) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
(ii) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
(iii) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
(iv) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
(v) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.
(vi) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be [                    ] of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as [                    ] shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.
(vii) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

(viii) It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
(ix) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.
(x) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 5(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.
(f) Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto, Attn: Company Secretary

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.
(g) Miscellaneous.
(i) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.
(ii) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

BOOKHAM, INC.

By:

Title:

HOLDER:

(Signature)

Print Name

Address:

Date Signed:

ESCROW AGENT:

EXHIBIT C
(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)
     FOR VALUE RECEIVED, I hereby sell, assign and transfer unto                                          (                    ) shares of Common Stock, $0.01 par value per share, of Bookham, Inc. (the “Corporation”) standing in my name on the books of the Corporation represented by Certificate(s) Number                      herewith, and do hereby irrevocably constitute and appoint                                          attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

IN PRESENCE OF

     NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Boston, New York or Midwest Stock Exchange.

Bookham, Inc.
Restricted Stock Agreement
Granted Under 2004 Stock Incentive Plan
     AGREEMENT made [insert date], between Bookham, Inc., a Delaware corporation (the “Company”), and [insert recipient’s name] (the “Participant”).
     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:
1. Issuance of Shares. In consideration of services rendered to the Company by the Participant, the Company shall issue to the Participant, subject to the terms and conditions set forth in this Agreement and in the Company’s 2004 Stock Incentive Plan (the “Plan”), [insert number of shares issued] shares (the “Shares”) of common stock, $0.01 par value, of the Company (“Common Stock”). The Company will pay the purchase price of $0.01 per Share on behalf of the Participant. The Participant agrees that the Shares shall be subject to the forfeiture provisions set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.
2. Vesting. Subject always to Section 2(h) of this Agreement, [one-half] of the Shares shall vest in accordance with the provisions of Section 2(a) of this Agreement, [one quarter] of the Shares shall vest in accordance with the provisions of Section 2(b) of this Agreement and [one quarter] of the Shares shall vest in accordance with the provisions of Section 2(c) of this Agreement. Notwithstanding anything herein to the contrary, if the Shares do not vest on or before the occurrence of one or more of the events set forth in this Section 2 or as otherwise provided in any other agreement with the Company or any parent or subsidiary of the Company, the Shares shall automatically be forfeited to the Company in exchange for the lower of: (i) $0.01 per Share, or (ii) fair market value per Share, as determined by the Company’s Board of Directors (the “Fair Market Value per Share”). The aggregate amount to be paid for by the Company to the Participant upon forfeiture of the Shares shall be referred to herein as the “Forfeiture Amount”.
     (a) In the event that the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[___], any Unvested Shares (as defined below) shall be automatically forfeited to the Company in exchange for the lower of: (i) $0.01 per Share, or (ii) Fair Market Value per Share.
     “Unvested Shares” means [one-half] of the total number of Shares multiplied by the Applicable Percentage at the time such Shares are forfeited. The “Applicable Percentage” shall be [(i) 100% during the period ending [                    ], 20[___], (ii) 75% less 2.083% for each month

of employment completed by the Participant with the Company from and after [                    ], 20[___], and (iii) zero on or after [                    ], 20[___]].
     (b) [One-quarter of the Shares shall vest immediately if prior to [                    ], 20[___] the Compensation Committee of the Board of Directors of the Company determines that, after the date hereof the Company generated earnings (as such amount is reported on the Company’s consolidated statement of operations) before interest, taxes, depreciation and amortization (excluding restructuring charges, one-time items and the non-cash compensation expense from stock compensation) that are cumulatively greater than zero for two successive quarters; provided, however, the Participant must be continuously employed by the Company from the date hereof up to and including the date of such determination. In the event that the Compensation Committee of the Board of Directors of the Company does not make the determination prior to [                    ], 20[___] that the Company has generated the earnings contemplated by this Section 2(b) or the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[___], such Shares shall be automatically forfeited to the Company in exchange for the lower of: (i) $0.01 per Share, or (ii) Fair Market Value per Share.]
     (c) [One-quarter of the Shares shall vest immediately if prior to [                    ], 20[___] the Compensation Committee of the Board of Directors of the Company determines that, after the date hereof the Company generated earnings (as such amount is reported on the Company’s consolidated statement of operations) before interest, taxes, depreciation and amortization (excluding restructuring charges, one-time items and the non-cash compensation expense from stock compensation) that are cumulatively greater than eight percent (8%) of revenues for two successive quarters after the date hereof; provided, however, the Participant must be continuously employed by the Company from the date hereof up to and including the date of such determination. In the event that the Compensation Committee of the Board of Directors of the Company does not make the determination prior to [                    ], 20[___] that the Company has generated the earnings contemplated by this Section 2(c) or the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[___], such Shares shall be automatically forfeited to the Company in exchange for the lower of: (i) $0.01 per Share, or (ii) Fair Market Value per Share.]
     (d) In the event that the Participant’s employment with the Company is terminated by reason of the Participant’s death or disability prior to any of the Shares vesting in accordance with the provisions of Sections 2(a), (b) and (c), all of the unvested Shares shall be forfeited immediately and automatically in exchange for the lower of: (i) $0.01 per Share, or (ii) Fair Market Value per Share. For this purpose, “disability” shall mean the inability of the Participant, due to a medical reason, to carry out his duties as an employee of the Company for a period of six consecutive months.
     (e) Notwithstanding anything herein to the contrary apart from Section 2(h), upon the consummation of a Change in Control of the Company (as defined in Exhibit A), all of the

Shares subject to vesting in accordance with Section 2(a) shall accelerate and vest in full and the performance conditions contained in Sections 2(b) and 2(c) shall be deemed to be satisfied.
     (f) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company, or any successor to the Company.
     (g) The Forfeiture Amount shall be payable in cash (by check).
     (h) Notwithstanding anything to the contrary herein, no vesting shall occur with respect to the Shares unless and until the Participant has executed a Joint Election with the Company (or an affiliate thereof), which Joint Election shall be made available to the Participant for execution as soon as practicable following the approval of the Joint Election by HM Revenue & Customs. Once a Joint Election has been validly executed by the Participant and the Company, vesting shall be in accordance with the other provisions of this Agreement and as from the relevant dates. The Joint Election shall be delivered to the Secretary of the Company. As used herein, “Joint Election” means an election (in the form set out in Exhibit D) to the effect that the Participant will become liable, so far as permissible by law, for the whole of any secondary Class 1 national insurance contributions which may arise in connection with the Shares.
3. Automatic Sale Upon Vesting.
     (a) Upon any reduction in the Applicable Percentage, the Company shall sell, or arrange for the sale of, such number of the Shares no longer subject to forfeiture under Section 2 as a result of such reduction in the Applicable Percentage as is sufficient to generate net proceeds sufficient to satisfy any federal, national, foreign, state or local taxes of any kind (including national insurance and other social security contributions) required by law to be withheld by the Company or any affiliate, or which the Participant has elected or agreed to bear, as a result of the reduction in the Applicable Percentage, and the Company shall retain such net proceeds in satisfaction of such tax and social security obligations.
     (b) The Participant hereby appoints the General Counsel his attorney in fact to sell the Participant’s Shares in accordance with this Section 3. The Participant agrees to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the Shares pursuant to this Section 3.
     (c) The Participant represents to the Company that, as of the date hereof, he is not aware of any material nonpublic information about the Company or the Common Stock. The Participant and the Company have structured this Agreement to constitute a “binding contract” relating to the sale of Common Stock pursuant to this Section 3, consistent with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934 under Rule 10b5-1(c) promulgated under such Act.

4. Restrictions on Transfer.
     (a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, until such Shares have vested, except that the Participant may transfer such Shares (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4 and the forfeiture provisions contained in Section 2) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan and except as otherwise provided herein, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.
     (b) The Company shall not be required (i) to transfer on its books any of the Shares which have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom such Shares have been transferred in violation of any of the provisions of this Agreement.
5. Escrow. The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit B. The Joint Escrow Instructions shall be delivered to the Assistant Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit C, and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.
6. Restrictive Legends.
     All Shares subject to this Agreement shall be subject to the following restriction, in addition to any other restrictions that may be required under federal or state securities laws:
“The shares of stock represented by this certificate are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

7. Provisions of the Plan.
     This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.
8. Withholding Taxes.
     (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, national, foreign, state or local taxes of any kind (including national insurance and other social security contributions) required by law to be withheld, or which the Participant has elected or agreed to bear, with respect to the issuance of the Shares to the Participant or the lapse of the forfeiture provisions.
     (b) The Participant has reviewed with the Participant’s own tax advisors the federal, national, foreign, state and local and social security tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax and national insurance liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
9. Miscellaneous.
     (a) No Rights to Employment. The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by satisfaction of the performance conditions and continuing service as an employee at the will of the Company (not through the act of being hired or being granted the Shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee for the vesting period, for any period, or at all.
     (b) No Rights to Further Issuance, etc. The issuance of shares under the Plan is made at the discretion of the Board and the Plan may be suspended or terminated by the Company at any time. The issuance of shares in one year or at one time does not in any way entitle the Participant to an issuance of shares in the future. The Plan is wholly discretionary and is not to be considered part of the Participant’s normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Shares is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract and/or terms of office. The rights and obligations of the Participant under the terms of his office or employment with the Company or any affiliate of the Company shall not be affected by his participation in the Plan or any right which he may have to participate therein or the issuance of the Shares, and the Participant hereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal)

insofar as those rights arise or may arise from his ceasing to have rights under this Agreement or the Plan as a result of such termination, or from the loss or diminution in value of such rights or entitlements.
     (c) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
     (d) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.
     (e) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.
     (f) Notice. Each notice relating to this Agreement shall be in writing and delivered in person or by first class mail, postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its office at 2584 Junction Avenue, San Jose, CA 95134 (Attention: Company Secretary). Each notice to the Participant shall be addressed to the Participant at the Participant’s last known address.
     (g) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
     (h) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.
     (i) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.
     (j) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.
     (k) Data Protection. The Participant agrees to the receipt, holding and processing of information in connection with the issuance, vesting and taxation of the Shares and the general administration of this Agreement and the Plan by the Company or any affiliate of the Company and any of their advisers or agents and to the transmission of such information outside of the European Economic Area for this purpose.

     (l) Third Party Rights. The UK Contracts (Rights of Third Parties) Act 1999 shall not apply to this Agreement and no person other than parties hereto shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.
     (m) Interpretation. The interpretation and construction of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan by the Compensation Committee of the Board of Directors of the Company shall be final and conclusive.
     (n) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of Wilmer Cutler Pickering Hale and Dorr LLP is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.
     (o) Delivery of Certificates. Subject to Section 3, the Participant may request that the Company deliver the Shares in certificated form with respect to any Shares that have ceased to be subject to forfeiture pursuant to Section 2.
     (p) No Deferral. Notwithstanding anything herein to the contrary, neither the Company nor the Participant may defer the delivery of the Shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BOOKHAM, INC.
By:
Name:
Title:

[Participant Name]

Address:

EXHIBIT A
     As used herein, “Change in Control” shall mean:
     (i) the sale of all or substantially all of the assets of the Company;
     (ii) a merger, consolidation, reorganization, recapitalization or share exchange involving the Company with any corporation where, as a result of the transaction, the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity including the holding company of such entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity immediately after such transaction;
     (iii) the sale, transfer or disposition of any then outstanding shares of the Company’s stock where, as a result of such sale, transfer or disposition, the existing shareholders do not continue to hold as a group stock representing more than fifty percent (50%) of the Company’s total voting securities, either directly, or indirectly; or
     (iv) any change in the composition of the Board of Directors of the Company such that the Continuing Directors (as defined below) cease to constitute a majority of the Board. “Continuing Directors” shall mean those directors appointed to the Board who (a) are members of the Board of Directors on the date hereof or (b) are nominated or elected subsequent to the date hereof by at least a majority of the directors who were Continuing Directors at the time of any such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided that a director shall not be a Continuing Director where the director’s initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board.

EXHIBIT B
Bookham, Inc.
Joint Escrow Instructions
[                    ], 200[_]
[                    ]
Bookham, Inc.
2584 Junction Avenue
San Jose, CA 95134
Dear [                    ]:
     As Escrow Agent for Bookham, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the “Company”), and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:
(a) Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.
(b) Forfeiture of Shares. Upon any forfeiture of Shares to the Company pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company.
(c) Sale of Shares upon Vesting. Upon vesting of any Shares pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of such number of vested Shares as may be required to be sold to satisfy the Company’s minimum statutory withholding obligations as further described in Section 3(a) of the Agreement, (ii) to fill in on such form or forms the number of Shares being sold, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be sold, to the Company.

(d) Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares which have vested pursuant to the terms of the Agreement.
(e) Duties of Escrow Agent.
(i) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
(ii) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
(iii) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
(iv) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
(v) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.
(vi) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Assistant Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Assistant Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.
(vii) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

(viii) It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
(ix) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.
(x) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 5(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.
(f) Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto, Attn: Company Secretary

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.
(g) Miscellaneous.
(i) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.
(ii) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

BOOKHAM, INC.

By:
Title:

HOLDER:

(Signature)

Print Name

Address:

Date Signed:

ESCROW AGENT:

EXHIBIT C
(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)
     FOR VALUE RECEIVED, I hereby sell, assign and transfer unto                                          (                     ) shares of Common Stock, $0.01 par value per share, of Bookham, Inc. (the “Corporation”) standing in my name on the books of the Corporation represented by Certificate(s) Number                      herewith, and do hereby irrevocably constitute and appoint                                          attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

IN PRESENCE OF

     NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Boston, New York or Midwest Stock Exchange.

EXHIBIT D
(NATIONAL INSURANCE JOINT ELECTION)

Bookham, Inc.
Restricted Stock Agreement
Granted Under 2004 Stock Incentive Plan
     AGREEMENT made [insert date], between Bookham, Inc., a Delaware corporation (the “Company”), and [insert recipient’s name] (the “Participant”).
     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:
1. Issuance of Shares. In consideration of services rendered to the Company by the Participant, the Company shall issue to the Participant, subject to the terms and conditions set forth in this Agreement and in the Company’s 2004 Stock Incentive Plan (the “Plan”), [insert number of shares issued] shares (the “Shares”) of common stock, $0.01 par value, of the Company (“Common Stock”). The Company will pay the purchase price of $0.01 per Share on behalf of the Participant. The Participant agrees that the Shares shall be subject to the forfeiture provisions set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.
2. Vesting. Subject always to Section 2(h) of this Agreement, [one-half] of the Shares shall vest in accordance with the provisions of Section 2(a) of this Agreement, [one quarter] of the Shares shall vest in accordance with the provisions of Section 2(b) of this Agreement and [one quarter] of the Shares shall vest in accordance with the provisions of Section 2(c) of this Agreement. Notwithstanding anything herein to the contrary, if the Shares do not vest on or before the occurrence of one or more of the events set forth in this Section 2 or as otherwise provided in any other agreement with the Company or any parent or subsidiary of the Company, the Shares shall automatically be forfeited to the Company in exchange for the lower of: (i) $0.01 per Share, or (ii) fair market value per Share, as determined by the Company’s Board of Directors (the “Fair Market Value per Share”). The aggregate amount to be paid for by the Company to the Participant upon forfeiture of the Shares shall be referred to herein as the “Forfeiture Amount”.
     (a) In the event that the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[___], any Unvested Shares (as defined below) shall be automatically forfeited to the Company in exchange for the lower of: (i) $0.01 per Share, or (ii) Fair Market Value per Share.
     “Unvested Shares” means [one-half] of the total number of Shares multiplied by the Applicable Percentage at the time such Shares are forfeited. The “Applicable Percentage” shall be [(i) 100% during the period ending [                    ], 20[___], (ii) 75% less 2.083% for each month of employment completed by the Participant with the Company from and after [                    ], 20[___], and (iii) zero on or after [                    ], 20[___]].

     (b) [One-quarter of the Shares shall vest immediately if prior to [                    ], 20[___] the Compensation Committee of the Board of Directors of the Company determines that, after the date hereof the Company generated earnings (as such amount is reported on the Company’s consolidated statement of operations) before interest, taxes, depreciation and amortization (excluding restructuring charges, one-time items and the non-cash compensation expense from stock compensation) that are cumulatively greater than zero for two successive quarters; provided, however, the Participant must be continuously employed by the Company from the date hereof up to and including the date of such determination. In the event that the Compensation Committee of the Board of Directors of the Company does not make the determination prior to [                    ], 20[___] that the Company has generated the earnings contemplated by this Section 2(b) or the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[___], such Shares shall be automatically forfeited to the Company in exchange for the lower of: (i) $0.01 per Share, or (ii) Fair Market Value per Share.]
     (c) [One-quarter of the Shares shall vest immediately if prior to [                    ], 20[___] the Compensation Committee of the Board of Directors of the Company determines that, after the date hereof the Company generated earnings (as such amount is reported on the Company’s consolidated statement of operations) before interest, taxes, depreciation and amortization (excluding restructuring charges, one-time items and the non-cash compensation expense from stock compensation) that are cumulatively greater than eight percent (8%) of revenues for two successive quarters after the date hereof; provided, however, the Participant must be continuously employed by the Company from the date hereof up to and including the date of such determination. In the event that the Compensation Committee of the Board of Directors of the Company does not make the determination prior to [                    ], 20[___] that the Company has generated the earnings contemplated by this Section 2(c) or the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[___], such Shares shall be automatically forfeited to the Company in exchange for the lower of: (i) $0.01 per Share, or (ii) Fair Market Value per Share.]
     (d) In the event that the Participant’s employment with the Company is terminated by reason of the Participant’s death or disability prior to any of the Shares vesting in accordance with the provisions of Sections 2(a), (b) and (c), all of the unvested Shares shall be forfeited immediately and automatically in exchange for the lower of: (i) $0.01 per Share, or (ii) Fair Market Value per Share. For this purpose, “disability” shall mean the inability of the Participant, due to a medical reason, to carry out his duties as an employee of the Company for a period of six consecutive months.
     (e) Notwithstanding anything herein to the contrary apart from Section 2(h), upon the consummation of a Change in Control of the Company (as defined in Exhibit A), all of the Shares subject to vesting in accordance with Section 2(a) shall accelerate and vest in full and the performance conditions contained in Sections 2(b) and 2(c) shall be deemed to be satisfied.

     (f) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company, or any successor to the Company.
     (g) The Forfeiture Amount shall be payable in cash (by check).
               (a) Notwithstanding anything to the contrary herein, no vesting shall occur with respect to the Shares unless and until the Participant has executed a Joint Election with the Company (or an affiliate thereof), which Joint Election shall be made available to the Participant for execution as soon as practicable following the approval of the Joint Election by HM Revenue & Customs. Once a Joint Election has been validly executed by the Participant and the Company, vesting shall be in accordance with the other provisions of this Agreement and as from the relevant dates. The Joint Election shall be delivered to the Secretary of the Company. As used herein, “Joint Election” means an election (in the form set out in Exhibit D) to the effect that the Participant will become liable, so far as permissible by law, for the whole of any secondary Class 1 national insurance contributions which may arise in connection with the Shares.
3. Automatic Sale Upon Vesting.
     (a) Upon any reduction in the Applicable Percentage, the Company shall sell, or arrange for the sale of, such number of the Shares no longer subject to forfeiture under Section 2 as a result of such reduction in the Applicable Percentage as is sufficient to generate net proceeds sufficient to satisfy any federal, national, foreign, state or local taxes of any kind (including national insurance and other social security contributions) required by law to be withheld by the Company or any affiliate, or which the Participant has elected or agreed to bear, as a result of the reduction in the Applicable Percentage, and the Company shall retain such net proceeds in satisfaction of such tax and social security obligations.
     (b) The Participant hereby appoints the General Counsel his attorney in fact to sell the Participant’s Shares in accordance with this Section 3. The Participant agrees to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the Shares pursuant to this Section 3.
     (c) The Participant represents to the Company that, as of the date hereof, he is not aware of any material nonpublic information about the Company or the Common Stock. The Participant and the Company have structured this Agreement to constitute a “binding contract” relating to the sale of Common Stock pursuant to this Section 3, consistent with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934 under Rule 10b5-1(c) promulgated under such Act.
4. Restrictions on Transfer.
     (a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, until such Shares have vested, except that the Participant may transfer such Shares (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4 and the forfeiture provisions contained in Section 2) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan and except as otherwise provided herein, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.
     (b) The Company shall not be required (i) to transfer on its books any of the Shares which have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom such Shares have been transferred in violation of any of the provisions of this Agreement.
5. Escrow. The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit B. The Joint Escrow Instructions shall be delivered to the Assistant Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit C, and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.
6. Restrictive Legends.
     All Shares subject to this Agreement shall be subject to the following restriction, in addition to any other restrictions that may be required under federal or state securities laws:
“The shares of stock represented by this certificate are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”
7. Provisions of the Plan.
     This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

8. Withholding Taxes; Section 83(b) Election.
     (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, national, foreign, state or local taxes of any kind (including national insurance and other social security contributions) required by law to be withheld, or which the Participant has elected or agreed to bear, with respect to the issuance of the Shares to the Participant or the lapse of the forfeiture provisions.
     (b) The Participant has reviewed with the Participant’s own tax advisors the federal, national, foreign, state and local tax and social security consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax and national insurance liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
               THE PARTICIPANT AGREES NOT TO FILE AN ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE WITH RESPECT TO THE ISSUANCE OF THE SHARES.
9. Miscellaneous.
     (a) No Rights to Employment. The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by satisfaction of the performance conditions and continuing service as an employee at the will of the Company (not through the act of being hired or being granted the Shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee for the vesting period, for any period, or at all.
     (b) No Rights to Further Issuance, etc. The issuance of shares under the Plan is made at the discretion of the Board and the Plan may be suspended or terminated by the Company at any time. The issuance of shares in one year or at one time does not in any way entitle the Participant to an issuance of shares in the future. The Plan is wholly discretionary and is not to be considered part of the Participant’s normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Shares is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract and/or terms of office. The rights and obligations of the Participant under the terms of his office or employment with the Company or any affiliate of the Company shall not be affected by his participation in the Plan or any right which he may have to participate therein or the issuance of the Shares, and the Participant hereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under this Agreement or the Plan as a result of such termination, or from the loss or diminution in value of such rights or entitlements.
     (c) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
     (d) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.
     (e) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.
     (f) Notice. Each notice relating to this Agreement shall be in writing and delivered in person or by first class mail, postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its office at 2584 Junction Avenue, San Jose, CA 95134 (Attention: Company Secretary). Each notice to the Participant shall be addressed to the Participant at the Participant’s last known address.
     (g) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
     (h) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.
     (i) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.
     (j) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.
     (k) Data Protection. The Participant agrees to the receipt, holding and processing of information in connection with the issuance, vesting and taxation of the Shares and the general administration of this Agreement and the Plan by the Company or any affiliate of the Company and any of their advisers or agents and to the transmission of such information outside of the European Economic Area for this purpose.

     (l) Third Party Rights. The UK Contracts (Rights of Third Parties) Act 1999 shall not apply to this Agreement and no person other than parties hereto shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.
     (m) Interpretation. The interpretation and construction of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan by the Compensation Committee of the Board of Directors of the Company shall be final and conclusive.
     (n) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of Wilmer Cutler Pickering Hale and Dorr LLP is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.
     (o) Delivery of Certificates. Subject to Section 3, the Participant may request that the Company deliver the Shares in certificated form with respect to any Shares that have ceased to be subject to forfeiture pursuant to Section 2.
     (p) No Deferral. Notwithstanding anything herein to the contrary, neither the Company nor the Participant may defer the delivery of the Shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BOOKHAM, INC.

By:
Name: Title:

[Participant Name]

Address:

EXHIBIT A
     As used herein, “Change in Control” shall mean:
     (i) the sale of all or substantially all of the assets of the Company;
     (ii) a merger, consolidation, reorganization, recapitalization or share exchange involving the Company with any corporation where, as a result of the transaction, the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity including the holding company of such entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity immediately after such transaction;
     (iii) the sale, transfer or disposition of any then outstanding shares of the Company’s stock where, as a result of such sale, transfer or disposition, the existing shareholders do not continue to hold as a group stock representing more than fifty percent (50%) of the Company’s total voting securities, either directly, or indirectly; or
     (iv) any change in the composition of the Board of Directors of the Company such that the Continuing Directors (as defined below) cease to constitute a majority of the Board. “Continuing Directors” shall mean those directors appointed to the Board who (a) are members of the Board of Directors on the date hereof or (b) are nominated or elected subsequent to the date hereof by at least a majority of the directors who were Continuing Directors at the time of any such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided that a director shall not be a Continuing Director where the director’s initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board.

EXHIBIT B
Bookham, Inc.
Joint Escrow Instructions
[                    ], 20[___]
[                    ]
Bookham, Inc.
2584 Junction Avenue
San Jose, CA 95134
Dear [                    ]:
     As Escrow Agent for Bookham, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the “Company”), and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:
(a) Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.
(b) Forfeiture of Shares. Upon any forfeiture of Shares to the Company pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company.
(c) Sale of Shares upon Vesting. Upon vesting of any Shares pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of such number of vested Shares as may be required to be sold to satisfy the Company’s minimum statutory withholding obligations as further described in Section 3(a) of the Agreement, (ii) to fill in on such form or forms the number of Shares being sold, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be sold, to the Company.

(d) Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares which have vested pursuant to the terms of the Agreement.
(e) Duties of Escrow Agent.
(i) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
(ii) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
(iii) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
(iv) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
(v) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.
(vi) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Assistant Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Assistant Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.
(vii) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

(viii) It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
(ix) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.
(x) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 5(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.
(f) Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto, Attn: Company Secretary

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.
(g) Miscellaneous.
(i) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.
(ii) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

BOOKHAM, INC.

By:
Title:

HOLDER:

(Signature)

Print Name

Address:

Date Signed:

ESCROW AGENT:

EXHIBIT C
(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)
     FOR VALUE RECEIVED , I hereby sell, assign and transfer unto                                          (                    ) shares of Common Stock, $0.01 par value per share, of Bookham, Inc. (the “Corporation”) standing in my name on the books of the Corporation represented by Certificate(s) Number                      herewith, and do hereby irrevocably constitute and appoint                                          attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

IN PRESENCE OF

     NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Boston, New York or Midwest Stock Exchange.

EXHIBIT D
(NATIONAL INSURANCE JOINT ELECTION)

Bookham, Inc.
Restricted Stock Unit Agreement
Granted Under 2004 Stock Incentive Plan
     AGREEMENT made [insert date], between Bookham, Inc., a Delaware corporation (the “Company”), and [insert recipient’s name] (the “Participant”).
     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:
1. Issuance of RSUs. In consideration of services rendered to the Company by the Participant, the Company shall issue to the Participant, subject to the terms and conditions set forth in this Agreement and in the Company’s 2004 Stock Incentive Plan (the “Plan”), [insert number of units issued] restricted stock units (the “RSUs”), each representing the right to receive one share of common stock, $0.01 par value, of the Company (“Common Stock”). The shares of Common Stock that are issuable upon vesting of the RSUs are referred to in this Agreement as “Shares”. The Participant agrees that the RSUs shall be subject to the forfeiture provisions set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.
2. Vesting. [One-half] of the RSUs shall vest in accordance with the provisions of Section 2(a) of this Agreement, [one quarter] of the RSUs shall vest in accordance with the provisions of Section 2(b) of this Agreement and [one quarter] of the RSUs shall vest in accordance with the provisions of Section 2(c) of this Agreement. Notwithstanding anything herein to the contrary, if the RSUs do not vest on or before the occurrence of one or more of the events set forth in this Section 2 or as otherwise provided in any other agreement with the Company or any parent or subsidiary of the Company, the RSUs shall automatically be forfeited to the Company.
     (a) In the event that the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[___], any Unvested RSUs (as defined below) shall be automatically forfeited to the Company.
     “Unvested RSUs” means [one-half] of the total number of RSUs multiplied by the Applicable Percentage at the time such RSUs are forfeited. The “Applicable Percentage” shall be [(i) 100% during the period ending [                    ], 20[___], (ii) 75% less 2.083% for each month of employment completed by the Participant with the Company from and after [                    ], 20[___], and (iii) zero on or after [                    ], 20[___]].
     (b) [One-quarter of the RSUs shall vest immediately if prior to [                    ], 20[___] the Compensation Committee of the Board of Directors of the Company determines that, after the date hereof the Company generated earnings (as such amount is reported on the Company’s consolidated statement of operations) before interest, taxes, depreciation and amortization (excluding restructuring charges, one-time items and the non-cash compensation expense from stock compensation) that are cumulatively greater than zero for two successive quarters; provided, however, the Participant must be continuously employed by the Company from the date hereof up to and including the last day of such second consecutive quarter. In the event that the Compensation Committee of the Board of Directors of the Company does not make the determination prior to [                    ], 20[    ] that the Company has generated the earnings contemplated by this Section 2(b) or the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[    ], such RSUs shall be automatically forfeited to the Company.]
     (c) [One-quarter of the RSUs shall vest immediately if prior to [                    ], 20[___] the Compensation Committee of the Board of Directors of the Company determines that, after the date hereof the Company generated earnings (as such amount is reported on the Company’s consolidated statement of operations) before interest, taxes, depreciation and amortization (excluding restructuring charges, one-time items and the non-cash compensation expense from stock compensation) that are cumulatively greater than eight percent (8%) of revenues for two successive quarters after the date hereof; provided, however, the Participant must be continuously employed by the Company from the date hereof up to and including the last day of such second consecutive quarter. In the event that the Compensation Committee of the Board of Directors of the Company does not make the determination prior to [                    ], 20[___] that the Company has generated the earnings contemplated by this Section 2(c) or the Participant ceases to be employed by the Company for any reason or no reason, with or without cause, prior to [                    ], 20[___], such RSUs shall be automatically forfeited to the Company.]
     (d) In the event that the Participant’s employment with the Company is terminated by reason of the Participant’s death or disability prior to any of the RSUs vesting in accordance with the provisions of Sections 2(a), (b) and (c), all of the unvested RSUs shall be forfeited immediately and automatically. For this purpose, “disability” shall mean the inability of the Participant, due to a medical reason, to carry out his duties as an employee of the Company for a period of six consecutive months.
     (e) Notwithstanding anything herein to the contrary, upon the consummation of a Change in Control of the Company (as defined in Exhibit A), all of the RSUs subject to vesting in accordance with Section 2(a) shall accelerate and vest in full and the performance conditions contained in Sections 2(b) and 2(c) shall be deemed to be satisfied.
     (f) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company, or any successor to the Company.
3. Automatic Sale Upon Vesting.
     (a) Upon any vesting of RSUs pursuant to Section 2 hereof, the Company shall sell, or arrange for the sale of, such number of the Shares underlying the RSUs no longer subject to forfeiture under Section 2 as is sufficient to generate net proceeds sufficient to satisfy the Company’s minimum statutory withholding obligations with respect to the income recognized by the Participant upon the lapse of the forfeiture provisions (based on minimum statutory withholding rates for all tax purposes, including payroll and social security taxes, that are applicable to such income), and the Company shall retain such net proceeds in satisfaction of such tax withholding obligations.
     (b) The Participant hereby appoints the General Counsel his attorney in fact to sell the Participant’s Shares in accordance with this Section 3. The Participant agrees to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale of the Shares pursuant to this Section 3.
     (c) The Participant represents to the Company that, as of the date hereof, he is not aware of any material nonpublic information about the Company or the Common Stock. The Participant and the Company have structured this Agreement to constitute a “binding contract” relating to the sale of Common Stock pursuant to this Section 3, consistent with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934 under Rule 10b5-1(c) promulgated under such Act.
4. Restrictions on Transfer.
     (a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any RSUs, or any interest therein, until such RSUs have vested, except that the Participant may transfer such RSUs (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such RSUs shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 4 and the forfeiture provisions contained in Section 2) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan and except as otherwise provided herein, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.
     (b) The Company shall not be required (i) to transfer on its books any of the RSUs which have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such RSUs or to pay dividends to any transferee to whom such RSUs have been transferred in violation of any of the provisions of this Agreement.
5. Distribution of Shares.
     (a) Subject to Section 3 of this Agreement, the Company will distribute to the Participant (or to the Participant’s estate in the event that his or her death occurs after a vesting date but before distribution of the corresponding Shares), as soon as administratively practicable after each vesting date, the Shares represented by RSUs that vested on such vesting date.

     (b) The Company shall not be obligated to issue to the Participant the Shares upon the vesting of any RSU (or otherwise) unless the issuance and delivery of such Shares shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of Common Stock may then be listed.
6. Provisions of the Plan.
     This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.
7. Withholding Taxes.
     (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, local, provincial or other taxes of any kind required by law to be withheld with respect to the issuance of the Shares to the Participant or the lapse of the forfeiture provisions.
     (b) The Participant has reviewed with the Participant’s own tax advisors the federal, state, local, provincial and other tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
8. Miscellaneous.
     (a) No Rights to Employment. The Participant acknowledges and agrees that the vesting of the RSUs pursuant to Section 2 hereof is earned only by satisfaction of the performance conditions and continuing service as an employee at the will of the Company (not through the act of being hired or being granted the RSUs hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee for the vesting period, for any period, or at all.
     (b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
     (c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

     (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.
     (e) Notice. Each notice relating to this Agreement shall be in writing and delivered in person or by first class mail, postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its office at 2584 Junction Avenue, San Jose, CA 95134 (Attention: Company Secretary). Each notice to the Participant shall be addressed to the Participant at the Participant’s last known address.
     (f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
     (g) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.
     (h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.
     (i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.
     (j) Interpretation. The interpretation and construction of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan by the Compensation Committee of the Board of Directors of the Company shall be final and conclusive.
     (k) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of Wilmer Cutler Pickering Hale and Dorr LLP is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.
     (l) Delivery of Certificates. Subject to Section 3, the Participant may request that the Company deliver the Shares in certificated form with respect to any Shares underlying RSUs that have ceased to be vested pursuant to Section 2.

     (m) No Deferral. Notwithstanding anything herein to the contrary, neither the Company nor the Participant may defer the delivery of the Shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BOOKHAM, INC.

By:

Name:
Title:

[Participant Name]

Address:

EXHIBIT A
     As used herein, “Change in Control” shall mean:
     (i) the sale of all or substantially all of the assets of the Company;
     (ii) a merger, consolidation, reorganization, recapitalization or share exchange involving the Company with any corporation where, as a result of the transaction, the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity including the holding company of such entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity immediately after such transaction;
     (iii) the sale, transfer or disposition of any then outstanding shares of the Company’s stock where, as a result of such sale, transfer or disposition, the existing shareholders do not continue to hold as a group stock representing more than fifty percent (50%) of the Company’s total voting securities, either directly, or indirectly; or
     (iv) any change in the composition of the Board of Directors of the Company such that the Continuing Directors (as defined below) cease to constitute a majority of the Board. “Continuing Directors” shall mean those directors appointed to the Board who (a) are members of the Board of Directors on the date hereof or (b) are nominated or elected subsequent to the date hereof by at least a majority of the directors who were Continuing Directors at the time of any such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided that a director shall not be a Continuing Director where the director’s initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board.

Bookham, Inc.
Restricted Stock Agreement
Granted Under 2004 Stock Incentive Plan
     AGREEMENT made [insert date], between Bookham, Inc., a Delaware corporation (the “Company”), and [insert recipient’s name] (the “Participant”).
     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:
1. Issuance of Shares. In consideration of services rendered to the Company by the Participant, the Company shall issue to the Participant, subject to the terms and conditions set forth in this Agreement and in the Company’s 2004 Stock Incentive Plan (the “Plan”), [insert number of shares issued] shares (the “Shares”) of common stock, $0.01 par value, of the Company (“Common Stock”). The Participant agrees that the Shares shall be subject to the forfeiture provisions set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 3 of this Agreement.
2. Vesting.
     (a) In the event that the Participant ceases to be a director of the Company, for any reason or no reason, with or without cause, prior to the applicable Vesting Date (as defined below), any Unvested Shares (as defined below) shall be forfeited immediately and automatically to the Company. Notwithstanding anything herein to the contrary, if the Shares do not vest on or before the occurrence of one or more of the events set forth in this Section 2 or as otherwise provided in any other agreement with the Company or any parent or subsidiary of the Company, the Shares shall automatically be forfeited to the Company.
     (b) “Unvested Shares” means the total number of Shares multiplied by the Applicable Percentage at the time the Shares are forfeited. Except as provided in the Plan or in paragraph (c) of this Section 2, the “Applicable Percentage” shall be (i) 100% during the period ending on the date immediately preceding the one-year anniversary of the Grant Date, (ii) 50% during the period beginning on the one-year anniversary of the Grant Date and ending on the date immediately preceding the two-year anniversary of the Grant Date, and (iii) 0% on or after the two-year anniversary of the Grant Date (each, a “Vesting Date”), provided that the Participant is serving as a director of the Company on the applicable Vesting Date.
     (c) Notwithstanding anything herein to the contrary, upon the consummation of a Change in Control of the Company (as defined in Exhibit A), all of the Shares subject to vesting in accordance with Section 2(a) shall accelerate and vest in full.

3. Restrictions on Transfer.
     (a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, until such Shares have vested, except that the Participant may transfer such Shares (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 3 and the forfeiture provisions contained in Section 2) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan and except as otherwise provided herein, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.
     (a) The Company shall not be required (i) to transfer on its books any of the Shares which have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom such Shares have been transferred in violation of any of the provisions of this Agreement.
4. Escrow. The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit B. The Joint Escrow Instructions shall be delivered to the Assistant Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit C, and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.
5. Restrictive Legends.
     All Shares subject to this Agreement shall be subject to the following restriction, in addition to any other restrictions that may be required under federal or state securities laws:
“The shares of stock represented by this certificate are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

6. Provisions of the Plan.
     This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.
7. Withholding Taxes; Section 83(b) Election.
     (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, local or other taxes of any kind required by law to be withheld with respect to the issuance of the Shares to the Participant or the lapse of the forfeiture provisions.
     (b) The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and other tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
          THE PARTICIPANT AGREES NOT TO FILE AN ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE WITH RESPECT TO THE ISSUANCE OF THE SHARES.
8. Miscellaneous.
     (a) No Rights to Service. The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by continuing service as a director of the Company (not through the act of being granted the Shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a director for the vesting period, for any period, or at all.
     (b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
     (c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.
     (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 3 of this Agreement.

     (e) Notice. Each notice relating to this Agreement shall be in writing and delivered in person or by first class mail, postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its office at 2584 Junction Avenue, San Jose, CA 95134 (Attention: Company Secretary). Each notice to the Participant shall be addressed to the Participant at the Participant’s last known address.
     (f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
     (g) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.
     (h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.
     (i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.
     (j) Interpretation. The interpretation and construction of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan by the Compensation Committee of the Board of Directors of the Company shall be final and conclusive.
     (k) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of Wilmer Cutler Pickering Hale and Dorr LLP is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.
     (l) Delivery of Certificates. The Participant may request that the Company deliver the Shares in certificated form with respect to any Shares that have ceased to be subject to forfeiture pursuant to Section 2.
     (m) No Deferral. Notwithstanding anything herein to the contrary, neither the Company nor the Participant may defer the delivery of the Shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BOOKHAM, INC.

By:

Name:
Title:

[Participant Name]

Address:

EXHIBIT A
     As used herein, “Change in Control” shall mean:
     (i) the sale of all or substantially all of the assets of the Company;
     (ii) a merger, consolidation, reorganization, recapitalization or share exchange involving the Company with any corporation where, as a result of the transaction, the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity including the holding company of such entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity immediately after such transaction;
     (iii) the sale, transfer or disposition of any then outstanding shares of the Company’s stock where, as a result of such sale, transfer or disposition, the existing shareholders do not continue to hold as a group stock representing more than fifty percent (50%) of the Company’s total voting securities, either directly, or indirectly; or
     (iv) any change in the composition of the Board of Directors of the Company such that the Continuing Directors (as defined below) cease to constitute a majority of the Board. “Continuing Directors” shall mean those directors appointed to the Board who (a) are members of the Board of Directors on the date hereof or (b) are nominated or elected subsequent to the date hereof by at least a majority of the directors who were Continuing Directors at the time of any such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided that a director shall not be a Continuing Director where the director’s initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board.

EXHIBIT B
Bookham, Inc.
Joint Escrow Instructions
[                    ], 20[___]
[                                        ]
Bookham, Inc.
2584 Junction Avenue
San Jose, CA 95134
Dear [                    ]:
     As Escrow Agent for Bookham, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the “Company”), and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:
(a) Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.
(b) Forfeiture of Shares. Upon any forfeiture of Shares to the Company pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company.
(c) Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares which have vested pursuant to the terms of the Agreement.
(d) Duties of Escrow Agent.
(i) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

(ii) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
(iii) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
(iv) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
(v) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.
(vi) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Assistant Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Assistant Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.
(vii) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
(viii) It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

(ix) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.
(x) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 4(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.
(e) Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to
the address set forth in the salutation
hereto, Attn: Company Secretary

HOLDER:	Notices to Holder shall be sent to the
address set forth below Holder’s
signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent
to the address set forth in the salutation
hereto.
(f) Miscellaneous.
(i) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.
(ii) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

BOOKHAM, INC.

By:

Title:

HOLDER:

(Signature)

Print Name

Address:

Date Signed:

ESCROW AGENT:

EXHIBIT C
(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)
     FOR VALUE RECEIVED , I hereby sell, assign and transfer unto                                          (                    ) shares of Common Stock, $0.01 par value per share, of Bookham, Inc. (the “Corporation”) standing in my name on the books of the Corporation represented by Certificate(s) Number                      herewith, and do hereby irrevocably constitute and appoint                                          attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

IN PRESENCE OF

     NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Boston, New York or Midwest Stock Exchange.

Bookham, Inc.
Restricted Stock Agreement
Granted Under 2004 Stock Incentive Plan
     AGREEMENT made [insert date] (the “Grant Date”), between Bookham, Inc., a Delaware corporation (the “Company”), and [insert recipient’s name] (the “Participant”).
     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:
1. Issuance of Shares. In consideration of services rendered to the Company by the Participant, the Company shall issue to the Participant, subject to the terms and conditions set forth in this Agreement and in the Company’s 2004 Stock Incentive Plan (the “Plan”), [insert number of shares issued] shares (the “Shares”) of common stock, $0.01 par value, of the Company (“Common Stock”). The Company will pay the purchase price of $0.01 per Share on behalf of the Participant. The Participant agrees that the Shares shall be subject to the forfeiture provisions set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 3 of this Agreement.
2. Vesting.
     (a) In the event that the Participant ceases to be a director of the Company, for any reason or no reason, with or without cause, prior to the applicable Vesting Date (as defined below), any Unvested Shares (as defined below) shall be forfeited immediately and automatically to the Company in exchange for the lower of: (i) $0.01 per Share, or (ii) fair market value per Share, as determined by the Company’s Board of Directors (the “Fair Market Value per Share”). Notwithstanding anything herein to the contrary, if the Shares do not vest on or before the occurrence of one or more of the events set forth in this Section 2 or as otherwise provided in any other agreement with the Company or any parent or subsidiary of the Company, the Shares shall automatically be forfeited to the Company in exchange for the lower of: (i) $0.01 per Share, or (ii) Fair Market Value per Share. The aggregate amount to be paid for by the Company to the Participant upon forfeiture of the Shares shall be referred to herein as the “Forfeiture Amount”.
     (b) “Unvested Shares” means the total number of Shares multiplied by the Applicable Percentage at the time the Shares are forfeited. Except as provided in the Plan or in paragraph (c) of this Section 2, the “Applicable Percentage” shall be (i) 100% during the period ending on the date immediately preceding the one-year anniversary of the Grant Date, (ii) 50% during the period beginning on the one-year anniversary of the Grant Date and ending on the date immediately preceding the two-year anniversary of the Grant Date, and (iii) 0% on or after the two-year anniversary of the Grant Date (each, a “Vesting Date”), provided that the Participant is serving as a director of the Company on the applicable Vesting Date.
     (c) Notwithstanding anything herein to the contrary, upon the consummation of a Change in Control of the Company (as defined in Exhibit A), all of the Shares subject to vesting in accordance with Section 2(a) shall accelerate and vest in full.

     (d) The Forfeiture Amount shall be payable in cash (by check).
     (e) Notwithstanding anything to the contrary herein, no vesting shall occur with respect to the Shares unless and until the Participant has executed a Joint Election with the Company (or an affiliate thereof), which Joint Election shall be made available to the Participant for execution as soon as practicable following the approval of the Joint Election by HM Revenue & Customs. Once a Joint Election has been validly executed by the Participant and the Company, vesting shall be in accordance with the other provisions of this Agreement and as from the relevant dates. The Joint Election shall be delivered to the Secretary of the Company. As used herein, “Joint Election” means an election (in the form set out in Exhibit D) to the effect that the Participant will become liable, so far as permissible by law, for the whole of any secondary Class 1 national insurance contributions which may arise in connection with the Shares.
3. Restrictions on Transfer.
     (a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, until such Shares have vested, except that the Participant may transfer such Shares (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Shares shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 3 and the forfeiture provisions contained in Section 2) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan and except as otherwise provided herein, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.
     (b) The Company shall not be required (i) to transfer on its books any of the Shares which have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom such Shares have been transferred in violation of any of the provisions of this Agreement.
4. Escrow. The Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit B. The Joint Escrow Instructions shall be delivered to the Assistant Secretary of the Company, as escrow agent thereunder. The Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit C, and hereby instructs the Company to deliver to such escrow agent, on behalf of the Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

5. Restrictive Legends.
     All Shares subject to this Agreement shall be subject to the following restriction, in addition to any other restrictions that may be required under federal or state securities laws:
“The shares of stock represented by this certificate are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”
6. Provisions of the Plan.
     This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.
7. Withholding Taxes.
     (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, national, foreign, state or local taxes of any kind (including national insurance and other social security contributions) required by law to be withheld, or which the Participant has elected or agreed to bear, with respect to the issuance of the Shares to the Participant or the lapse of the forfeiture provisions.
     (b) The Participant has reviewed with the Participant’s own tax advisors the federal, national, foreign, state and local tax and social security consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s own tax and national insurance liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
8. Miscellaneous.
     (a) No Rights to Service. The Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 2 hereof is earned only by continuing service as a director of the Company (not through the act of being granted the Shares hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a director for the vesting period, for any period, or at all.
     (b) No Rights to Further Issuance, etc. The issuance of shares under the Plan is made at the discretion of the Board and the Plan may be suspended or terminated by the Company at any time. The issuance of shares in one year or at one time does not in any way entitle the Participant to an issuance of shares in the future. The Plan is wholly discretionary and is not to be considered part of the Participant’s normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Shares is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract and/or terms of office. The rights and obligations of the Participant under the terms of his office or employment with the Company or any affiliate of the Company shall not be affected by his participation in the Plan or any right which he may have to participate therein or the issuance of the Shares, and the Participant hereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under this Agreement or the Plan as a result of such termination, or from the loss or diminution in value of such rights or entitlements.
     (c) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
     (d) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.
     (e) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 3 of this Agreement.
     (f) Notice. Each notice relating to this Agreement shall be in writing and delivered in person or by first class mail, postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its office at 2584 Junction Avenue, San Jose, CA 95134 (Attention: Company Secretary). Each notice to the Participant shall be addressed to the Participant at the Participant’s last known address.
     (g) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
     (h) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.
     (i) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.
     (j) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

     (k) Data Protection. The Participant agrees to the receipt, holding and processing of information in connection with the issuance, vesting and taxation of the Shares and the general administration of this Agreement and the Plan by the Company or any affiliate of the Company and any of their advisers or agents and to the transmission of such information outside of the European Economic Area for this purpose.
     (l) Third Party Rights. The UK Contracts (Rights of Third Parties) Act 1999 shall not apply to this Agreement and no person other than parties hereto shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.
     (m) Interpretation. The interpretation and construction of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan by the Compensation Committee of the Board of Directors of the Company shall be final and conclusive.
     (n) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of Wilmer Cutler Pickering Hale and Dorr LLP is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.
     (o) Delivery of Certificates. The Participant may request that the Company deliver the Shares in certificated form with respect to any Shares that have ceased to be subject to forfeiture pursuant to Section 2.
     (p) No Deferral. Notwithstanding anything herein to the contrary, neither the Company nor the Participant may defer the delivery of the Shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BOOKHAM, INC.

By:

Name:
Title:

[Participant Name]

Address:

EXHIBIT A
     As used herein, “Change in Control” shall mean:
     (i) the sale of all or substantially all of the assets of the Company;
     (ii) a merger, consolidation, reorganization, recapitalization or share exchange involving the Company with any corporation where, as a result of the transaction, the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity including the holding company of such entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity immediately after such transaction;
     (iii) the sale, transfer or disposition of any then outstanding shares of the Company’s stock where, as a result of such sale, transfer or disposition, the existing shareholders do not continue to hold as a group stock representing more than fifty percent (50%) of the Company’s total voting securities, either directly, or indirectly; or
     (iv) any change in the composition of the Board of Directors of the Company such that the Continuing Directors (as defined below) cease to constitute a majority of the Board. “Continuing Directors” shall mean those directors appointed to the Board who (a) are members of the Board of Directors on the date hereof or (b) are nominated or elected subsequent to the date hereof by at least a majority of the directors who were Continuing Directors at the time of any such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided that a director shall not be a Continuing Director where the director’s initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board.

EXHIBIT B
Bookham, Inc.
Joint Escrow Instructions
[                    ], 20[___]
[                                        ]
Bookham, Inc.
2584 Junction Avenue
San Jose, CA 95134
Dear [                    ]:
     As Escrow Agent for Bookham, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the “Company”), and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:
(a) Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.
(b) Forfeiture of Shares. Upon any forfeiture of Shares to the Company pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company.
(c) Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares which have vested pursuant to the terms of the Agreement.
(d) Duties of Escrow Agent.
(i) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
(ii) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
(iii) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
(iv) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
(v) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.
(vi) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Assistant Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Assistant Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.
(vii) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
(viii) It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
(ix) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.

     (x) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 4(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.
     (e) Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto, Attn: Company Secretary

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.
(f) Miscellaneous.
(i) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.
(ii) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

BOOKHAM, INC.

By:

Title:

HOLDER:

(Signature)

Print Name

Address:

Date Signed:

ESCROW AGENT:

EXHIBIT C
(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)
     FOR VALUE RECEIVED, I hereby sell, assign and transfer unto                                          (                    ) shares of Common Stock, $0.01 par value per share, of Bookham, Inc. (the “Corporation”) standing in my name on the books of the Corporation represented by Certificate(s) Number                      herewith, and do hereby irrevocably constitute and appoint                                          attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

IN PRESENCE OF

     NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Boston, New York or Midwest Stock Exchange.

EXHIBIT D
(NATIONAL INSURANCE JOINT ELECTION)

Bookham, Inc.
Restricted Stock Unit Agreement
Granted Under 2004 Stock Incentive Plan
     AGREEMENT made [insert date], between Bookham, Inc., a Delaware corporation (the “Company”), and [insert recipient’s name] (the “Participant”).
     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:
1. Issuance of RSUs. In consideration of services rendered to the Company by the Participant, the Company shall issue to the Participant, subject to the terms and conditions set forth in this Agreement and in the Company’s 2004 Stock Incentive Plan (the “Plan”), [insert number of units issued] restricted stock units (the “RSUs”), each representing the right to receive one share of common stock, $0.01 par value, of the Company (“Common Stock”). The shares of Common Stock that are issuable upon vesting of the RSUs are referred to in this Agreement as “Shares.” The Participant agrees that the RSUs shall be subject to the forfeiture provisions set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 3 of this Agreement.
2. Vesting.
     (a) In the event that the Participant ceases to be a director of the Company, for any reason or no reason, with or without cause, prior to the applicable Vesting Date (as defined below), any Unvested RSUs (as defined below) shall be forfeited immediately and automatically to the Company. Notwithstanding anything herein to the contrary, if the RSUs do not vest on or before the occurrence of one or more of the events set forth in this Section 2 or as otherwise provided in any other agreement with the Company or any parent or subsidiary of the Company, the RSUs shall automatically be forfeited to the Company.
     (b) “Unvested RSUs” means the total number of RSUs multiplied by the Applicable Percentage at the time the RSUs are forfeited. Except as provided in the Plan or in paragraph (c) of this Section 2, the “Applicable Percentage” shall be (i) 100% during the period ending on the date immediately preceding the one-year anniversary of the Grant Date, (ii) 50% during the period beginning on the one-year anniversary of the Grant Date and ending on the date immediately preceding the two-year anniversary of the Grant Date, and (iii) 0% on or after the two-year anniversary of the Grant Date (each, a “Vesting Date”), provided that the Participant is serving as a director of the Company on the applicable Vesting Date.
     (c) Notwithstanding anything herein to the contrary, upon the consummation of a Change in Control of the Company (as defined in Exhibit A), all of the RSUs subject to vesting in accordance with Section 2(a) shall accelerate and vest in full.
3. Restrictions on Transfer.
     (a) The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any RSUs, or any interest therein, until such RSUs have vested, except that the Participant may transfer such RSUs (i) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Board of Directors (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such RSUs shall remain subject to this Agreement (including without limitation the restrictions on transfer set forth in this Section 3 and the forfeiture provisions contained in Section 2) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement or (ii) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation), provided that, in accordance with the Plan and except as otherwise provided herein, the securities or other property received by the Participant in connection with such transaction shall remain subject to this Agreement.
     (b) The Company shall not be required (i) to transfer on its books any of the RSUs which have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such RSUs or to pay dividends to any transferee to whom such RSUs have been transferred in violation of any of the provisions of this Agreement.
4. Distribution of Shares.
     (a) The Company will distribute to the Participant (or to the Participant’s estate in the event that his or her death occurs after a vesting date but before distribution of the corresponding Shares), as soon as administratively practicable after each vesting date, the Shares represented by RSUs that vested on such vesting date.
     (b) The Company shall not be obligated to issue to the Participant the Shares upon the vesting of any RSU (or otherwise) unless the issuance and delivery of such Shares shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of Common Stock may then be listed.
5. Provisions of the Plan.
     This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.
6. Withholding Taxes.
     (a) The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, local or other taxes of any kind required by law to be withheld with respect to the issuance of the Shares to the Participant or the lapse of the forfeiture provisions.
     (b) The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and other tax consequences of this investment and the transactions contemplated by this Agreement. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the

Participant (and not the Company) shall be responsible for the Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
7. Miscellaneous.
     (a) No Rights to Service. The Participant acknowledges and agrees that the vesting of the RSUs pursuant to Section 2 hereof is earned only by continuing service as a director of the Company (not through the act of being granted the RSUs hereunder). The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a director for the vesting period, for any period, or at all.
     (b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
     (c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.
     (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 3 of this Agreement.
     (e) Notice. Each notice relating to this Agreement shall be in writing and delivered in person or by first class mail, postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its office at 2584 Junction Avenue, San Jose, CA 95134 (Attention: Company Secretary). Each notice to the Participant shall be addressed to the Participant at the Participant’s last known address.
     (f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
     (g) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.
     (h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.
     (i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

     (j) Interpretation. The interpretation and construction of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan by the Compensation Committee of the Board of Directors of the Company shall be final and conclusive.
     (k) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) understands that the law firm of Wilmer Cutler Pickering Hale and Dorr LLP is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Participant.
     (l) Delivery of Certificates. The Participant may request that the Company deliver the Shares in certificated form with respect to any Shares underlying RSUs that have ceased to be vested pursuant to Section 2.
     (m) No Deferral. Notwithstanding anything herein to the contrary, neither the Company nor the Participant may defer the delivery of the Shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BOOKHAM, INC.

By:

Name:
Title:

[Participant Name]

Address:

EXHIBIT A
     As used herein, “Change in Control” shall mean:
     (i) the sale of all or substantially all of the assets of the Company;
     (ii) a merger, consolidation, reorganization, recapitalization or share exchange involving the Company with any corporation where, as a result of the transaction, the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity including the holding company of such entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity immediately after such transaction;
     (iii) the sale, transfer or disposition of any then outstanding shares of the Company’s stock where, as a result of such sale, transfer or disposition, the existing shareholders do not continue to hold as a group stock representing more than fifty percent (50%) of the Company’s total voting securities, either directly, or indirectly; or
     (iv) any change in the composition of the Board of Directors of the Company such that the Continuing Directors (as defined below) cease to constitute a majority of the Board. “Continuing Directors” shall mean those directors appointed to the Board who (a) are members of the Board of Directors on the date hereof or (b) are nominated or elected subsequent to the date hereof by at least a majority of the directors who were Continuing Directors at the time of any such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided that a director shall not be a Continuing Director where the director’s initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board.